iShares®

iShares Trust

Supplement dated November 6, 2020 (the “Supplement”)

to the Statement of Additional Information (“SAI”), dated September 1, 2020 for the funds listed in Table 1 below, and the SAI dated July 31, 2020 (as revised October 28, 2020) for the funds listed in Table 2 below (collectively, the “Funds” and each a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

The Board of Trustees of iShares Trust has authorized the following stock split for each Fund at the ratios indicated below. The record date for the stock split will be December 2, 2020, and the stock split will be effectuated after the close of trading on December 4, 2020:

Table 1: Funds with an SAI dated September 1, 2020:

Fund Name	Ticker	Proposed Forward Split Ratio
iShares Dow Jones U.S. ETF	IYY	2:1
iShares U.S. Consumer Services ETF	IYC	4:1
iShares U.S. Financials ETF	IYF	2:1
iShares MSCI KLD 400 Social ETF	DSI	2:1
iShares MSCI USA ESG Select ETF	SUSA	2:1
iShares U.S. Utilities ETF	IDU	2:1
iShares Cohen & Steers REIT ETF	ICF	2:1
iShares U.S. Industrials ETF	IYJ	2:1
iShares U.S. Technology ETF	IYW	4:1

Table 2: Funds with an SAI dated July 31, 2020 (as revised October 28, 2020):

Fund Name	Ticker	Proposed Forward Split Ratio
iShares U.S. Aerospace & Defense ETF	ITA	2:1
iShares Russell Mid-Cap Growth ETF	IWP	2:1

The Creation Unit size for each Fund will remain 50,000 shares per unit. Shares of each Fund will begin trading on a split-adjusted basis on December 7, 2020.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-T2-SPLIT-NTC-1120

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